UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 1, 2008

WESTERN PLAINS ENERGY, L.L.C.

 (Exact name of registrant as specified in its charter)

Kansas	0-50714	48-1247506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3022 County Road 18, Oakley, KS 67748

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (785) 672-8810

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 1, 2008, Western Plains Energy, L.L.C. (“Company”) delivered a letter to its members regarding recent developments affecting their interest in the Company.  A copy of the letter is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 8.01 Other Events

On March 25, 2008, the Company held its Annual Meeting of members.  At the meeting, Brian Baalman and David Mann were re-elected as the representative managers of the Class A members of the Company.  Of the 221 votes cast by the holders of Class A membership units, with each member having the ability to vote for 2 candidates, Mr. Baalman received 176 votes, Mr. Mann received 156 votes and Brent Rogers, the remaining nominee, received 89 votes.  Messrs. Baalman and Mann will serve a term of office until the annual meeting of the members held in 2011.

Also at the Annual Meeting, the sole nominee to be the representative manager of the Class B and Class C members, Ronald Blaesi, was elected to serve in that position for a term continuing until the annual meeting of members in 2011.

Finally, at the annual meeting, the members of the Company ratified the appointment of Stark, Winter, Schenkein & Co., LLP as the Company’s independent accountant for the fiscal year ended September 30, 2008.  The following tabulates the votes with regard to the ratification of appointment of the Company’s independent accountant:

Class A:

Votes For:	190	Votes Against:	3	Abstain:	21

Classes B and C:

Votes For:	963	Votes Against:	0	Abstain:	15

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.  The following exhibits are furnished with this report:

                99.1         Correspondence to members of the Company dated April 1, 2008.

Cautionary Statement for Purposes of the “Safe Harbor “Provisions of the Private Securities Litigation Reform Act of 1995.

The matters discussed in this report on Form 8-K, when not historical matters, are forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Such factors include, among others, the willingness and ability of third parties to honor their contractual obligations, the availability of equipment and qualified personnel, the decisions of third parties over which the Company has no control, commodity prices, environmental and government regulations, availability of financing, judicial proceedings, force majeure events, and other risk factors as described from time to time in the Company’s filings with the SEC. Many of these factors are beyond the Company’s ability to control or predict. The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTERN PLAINS ENERGY, L.L.C.

Date: April 1, 2008	By:	/s/ Steven R. McNinch
	Name:	Steven R. McNinch
	Title:	Chief Executive Officer

EXHIBIT INDEX

99.1         Correspondence to members of the Company dated April 1, 2008.